Exhibit 10.2

Executed Copy

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of February   , 2020, is made by and among Adjacent Acquisition Co., LLC, a Delaware limited liability company (the “Buyer”), and the stockholders of Icagen, Inc., a Delaware corporation listed on the signature pages hereto. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Asset Purchase Agreement (as defined below).

RECITALS

WHEREAS, Buyer, Icagen, Inc., a Delaware corporation (“Seller”), Icagen Corp., a Nevada corporation, XRPro Sciences, Inc., a Delaware corporation, and Caldera Discovery, Inc., a Delaware corporation, (each, a “Subsidiary”, and the Subsidiaries, together with Seller, collectively referred to as “Seller” herein), are parties to an Asset Purchase Agreement dated as of February   , 2020, pursuant to which Buyer will acquire the assets of Seller’s business headquartered in Durham, North Carolina (the “Asset Purchase Agreement”);

WHEREAS, Seller has determined that the transactions contemplated by the Asset Purchase Agreement constitute a sale of substantially all of the assets of Seller under Delaware law, and Seller has agreed with Buyer to call a meeting of Seller’s stockholders to approve the transaction;

WHEREAS, the stockholders of Seller (each, a “Stockholder” and collectively “Stockholders”) who are parties to this Agreement constitute all of the directors and executive officers of Seller; and

WHEREAS, as a condition and material inducement to Buyer’s willingness to enter into the Asset Purchase Agreement, and in order to induce Buyer to enter into the Asset Purchase Agreement, the Stockholders agree to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

VOTING AND SUPPORT AGREEMENT; COVENANTS

Section 1.1 Agreement to Vote.

(a) Each Stockholder hereby agrees that he, she or it shall, at any meeting of the Stockholders, however called, or in connection with any written consent of Stockholders, vote or consent (or caused to be voted or consented), in person or by proxy all shares they may own of record in Icagen, Inc., whether shares of Series C Preferred Stock or shares of Common Stock, whether owned on the date hereof or acquired hereafter by means of dividend, stock split or exercise of option or warrant (such shares, the “Covered Shares”) (i) in favor of the adoption of the Asset Purchase Agreement and the approval of the asset purchase transaction and the other transactions contemplated by the Asset Purchase Agreement and any other actions contemplated by the Asset Purchase Agreement and this Agreement and any actions required in furtherance thereof and hereof, including, without limitation, delivering a written consent in favor thereof as contemplated by the Asset Purchase Agreement (the “Affirmative Vote”), (ii) against approval of any proposal made in opposition to, or in competition with, the Asset Purchase Agreement or the consummation of the asset purchase transaction, and (iii) against any Acquisition Proposal or any other proposal, action or transaction involving the Seller, or any of the Subsidiaries individually, which proposal, action or transaction would impede, frustrate, prevent or materially delay the consummation of the asset purchase transaction or the other transactions contemplated by the Asset Purchase Agreement or this Agreement.

(b) Except as set forth in clause (a) of this Section 1.1, each Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the Stockholders.

Section 1.2 Prior Proxies. Each Stockholder hereby revokes (or agrees to cause to be revoked) any proxies that each Stockholder has heretofore granted with respect to the Covered Shares owned by each Stockholder.

Section 1.3 Waiver of Appraisal Rights. Each Stockholder hereby agrees not to exercise its appraisal rights pursuant to Section 262 of the DGCL or other relevant provisions of the DGCL with respect to the asset purchase transaction, the Asset Purchase Agreement or the transactions contemplated thereby.

Section 1.4 Review of Asset Purchase Agreement; Joinder. Each Stockholder hereby acknowledges receipt of the Asset Purchase Agreement and acknowledges having had sufficient opportunity to review the Asset Purchase Agreement and the related agreements to be entered in connection with the transactions contemplated thereby (the “Related Documents”) with independent legal, accounting and financial advisors. Each Stockholder fully understands and agrees to the terms and conditions contained, and the transactions provided for, in the Asset Purchase Agreement and the Related Documents.

Section 1.5 No Inconsistent Agreement. Each Stockholder hereby covenants and agrees that each Stockholder has not entered into and shall not enter into any agreement that would restrict, limit or interfere with the performance of each Stockholder’s obligations hereunder.

Section 1.6 No Transfer. Without the prior written consent of Buyer, during the term of this Agreement, each Stockholder hereby agrees not to, directly or indirectly, (a) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Covered Shares or (b) sell, assign, transfer, encumber or otherwise dispose of (including, without limitation, by merger, consolidation or otherwise by operation of law), or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect assignment, transfer, encumbrance or other disposition of (including, without limitation, by merger, consolidation or otherwise by operation of law), any Covered Shares.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of each Stockholder. Each Stockholder hereby represents and warrants to Buyer, severally and not jointly, as follows:

(a) Organization and Good Standing. Each Stockholder that is not an individual is an entity duly formed, validly existing, and in good standing under the laws of its organization.

(b) Power and Authority. Each Stockholder has all requisite power and authority to execute and deliver this Agreement and to perform his, her or its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each Stockholder of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of each Stockholder, and, if an entity, no other or further action or proceeding on the part of each Stockholder or its equity holders is necessary to authorize the execution and delivery by each Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been, duly and validly executed and delivered by each Stockholder and, assuming the due and valid authorization, execution and delivery by the other parties hereto and thereto, this Agreement constitutes the legal, valid and binding obligations of each Stockholder, enforceable against him, her or it in accordance with its terms and conditions, except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

(c) No Conflicts. The execution, delivery and performance by each Stockholder of this Agreement and the consummation of the transactions contemplated hereby, do not (i) in the case of a Stockholder who is an entity violate or conflict with any provision of the charter or other governing documents of such Stockholder; (ii) violate any Law or Order to which each Stockholder is subject; or (iii) conflict with, result in a breach or violation of, constitute a default under, require a consent or waiver under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify or cancel, any material contract to which each Stockholder is a party.

(d) Acknowledgment. Each Stockholder understands and acknowledges that Buyer is entering into the Asset Purchase Agreement in reliance upon each Stockholder’s execution and delivery of this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1 Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect at the time of Closing under the Asset Purchase Agreement, or upon the termination of the Asset Purchase Agreement in accordance with its terms.

Section 3.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to its conflicts of law doctrines).

Section 3.3 Submission to Jurisdiction. Each party hereto, for itself and its successors and assigns, irrevocably agrees that any Proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby shall be brought and determined in the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (and each such party shall not bring any Proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts), and each party hereto, for itself and its successors and assigns and in respect to its property, hereby irrevocably submits with regard to any such Proceeding, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party, for itself and its successors and assigns, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such Proceeding: (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process; (b) that it or its property is exempt or immune from jurisdiction of such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) that (i) such Proceeding in any such court is brought in an inconvenient forum; (ii) the venue of such Proceeding is improper; and (iii) this Agreement, any of the transactions contemplated hereby or the subject matter hereof or thereof, may not be enforced in or by such courts.

Section 3.4 Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF ANY SUCH PROCEEDING; (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.4.

Section 3.5 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of Buyer and each Stockholder; provided, however, that (i) Buyer may, without such consent, assign any of its rights or delegate any of its duties under this Agreement to any Affiliate of Buyer, and (ii) any or all of the rights and interests and/or obligations of Buyer under this Agreement: (A) may be assigned and/or delegated to any purchaser of substantially all of the assets of Buyer; and (B) may be assigned as a matter of law to the surviving entity in any merger, consolidation, share exchange or reorganization involving Buyer.

Section 3.6 Specific Performance. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the chancery court or any other state or federal court within the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity.

Section 3.7 Amendment. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

Section 3.8 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 3.9 Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given (a) if personally delivered, on the date of delivery; (b) if delivered by express courier service of national standing for next day delivery (with charges prepaid), on the Business Day following the date of delivery to such courier service; (c) if delivered by telecopy (with confirmation of delivery), on the date of transmission if on a Business Day before 5:00 p.m. local time of the recipient party (otherwise on the next succeeding Business Day); (d) if delivered by electronic mail, upon confirmation of successful transmission or appropriate response, on the date of transmission if on a Business Day before 5:00 p.m. local time of the business address of the recipient party (otherwise on the next succeeding Business Day); and (e) if deposited in the United States mail, first-class postage prepaid, on the date of delivery, in each case to the appropriate addresses or facsimile numbers set forth below (or to such other addresses or facsimile numbers as a party may designate by notice to the other parties in accordance with this Section 3.9):

If to Buyer:

Adjacent Acquisition Co., LLC
c/o Ligand Pharmaceuticals Incorporated
3911 Sorrento Valley Blvd., Suite 110
San Diego, CA 92121
Attention: Chief Financial Officer

With a copy to:

Ligand Pharmaceuticals Incorporated
3911 Sorrento Valley Blvd., Suite 110
San Diego, CA 92121
Attention: General Counsel

If to the Stockholders:

At the address shown in the signature pages hereto, including email.

with a copy to (which will not constitute notice):

Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174
Attention: Leslie Marlow

Section 3.10 Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by facsimile or electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

PARENT:

ADJACENT ACQUISITION CO., LLC

/s/ Charles Berkman
By:

Charles Berkman
Printed Name

Manager
Title

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

STOCKHOLDER:

/s/ Richard Cunningham
Signature

Richard Cunningham
Printed Name

c/o Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

STOCKHOLDER:

/s/ Douglas Krafte
Signature

Douglas Krafte
Printed Name

c/o Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

STOCKHOLDER:

/s/ Mark Korb
Signature

Mark Korb
Printed Name

c/o Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, NewYork 10174

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

STOCKHOLDER:

/s/ Timothy Tyson
Signature

Timothy Tyson
Printed Name

c/o Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

STOCKHOLDER:
/s/ Vincent Palmieri
Signature

Vincent Palmieri
Printed Name

c/o Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

STOCKHOLDER:

/s/ Michael Taglich
Signature

Michael Taglich
Printed Name

c/o Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

STOCKHOLDER:

/s/ Robert Taglich
Signature

Robert Taglich
Printed Name

c/o Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

STOCKHOLDER:

/s/ Edward Roffman
Signature

Edward Roffman
Printed Name

c/o Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

STOCKHOLDER:

/s/ Clive Kabatznik
Signature

Clive Kabatznik
Printed Name

c/o Gracin & Marlow, LLP
The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174

[Signature Page to Voting and Support Agreement]